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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number ___811-21483________________________

Veracity Funds

(Exact name of registrant as specified in charter)

401 West Main Street, Suite 2100 Louisville, Kentucky	40202
(Address of principal executive offices)	(Zip code)

Wade R. Bridge, Esq.

Ultimus Fund Solutions, LCC     225 Pictoria Drive, Suite 450     Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:  (502) 379-6980

Date of fiscal year end:         February 28, 2010

Date of reporting period:       August 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Veracity Funds Veracity Small Cap Value Fund

Semi-Annual Report August 31, 2009 (Unaudited)

Investment Advisor	Administrator
Integrity Asset Management, LLC	Ultimus Fund Solutions, LLC
401 West Main Street, Suite 2100	P.O. Box 46707
Louisville, Kentucky 40202	Cincinnati, Ohio 45246-0707
1-866-896-9292

Integrity Asset Management, LLC

Dear Fellow Investors,	October 23, 2009

The Veracity Small Cap Value Fund – Class R was up 57.75% for the six month period ended August 31, 2009, outperforming the Russell 2000 Value Index by 763 basis points.  Recent outperformance has been driven by stock selection in Producer Durables, Financials and Technology. An overweight to Energy, the best performing sector of late and an underweight to Financials, which has lagged, also helped. Consumer Discretionary has been a detractor from performance due to a combination of stock selection and sector exposure.

The most common questions we have heard recently are “Have we come too far too fast?” Is this market rally a grand illusion that will reverse as the economic reality of the day sets in? We do not think so.

We are reminded of the lyrics of a song (The Grand Illusion) by the rock band, Styx, which state in part:

 “Welcome to the grand illusion
Come on in and see what’s happening
Pay the price, get your tickets for the show
The stage is set, the band starts playing
Suddenly your heart is pounding
Wishing secretly you were a star.”

As the song lyrics say, “come on in and see what’s happening.” We believe that the recession is likely over and the economy is poised for a strong recovery. Some points that give us confidence in our view include: massive world-wide fiscal and monetary stimulus, stabilization in manufacturing, improving home prices, a steep yield curve and a better (though not robust) employment picture. Moreover, companies have responded rapidly to the down-turn, dramatically reducing inventories and employment. This has had the effect of producing strong cash flow, despite the severe recession. Importantly, it has created pent up demand for employment and for goods and services as the economy improves. As increased sequential volumes run through corporate America’s lean expense base, a solid rebound in earnings should result. Despite the positive backdrop, bearish sentiment rules the day. As additional lyrics of the Styx song later say, “don’t be fooled by the radio, the TV or the magazine.” This widespread negative sentiment signals to us that there is still opportunity in the market and that we have not come too far too fast. We expect the market to climb the proverbial wall of worry, and are waiting for bearish capitulation (i.e. the bears to turn more positive) before we become more conservative.

We think the bearish capitulation could come at some point in the fourth quarter. In the meantime, there is some risk of a healthy correction in the market. We are not expecting a severe sell-off near-term. However, historically October has been a tough month for the market and carries some psychological baggage with it. We do see the possibility that earnings reports, particularly management guidance statements, could be disappointing. This could lead to heightened near-term bearish economic sentiment. That said, we think managements will be as conservative at the bottom as they were aggressive at the top. They did not see the recession coming and we do not expect them to see the recovery. Investors need to focus on the leading indicators that should bring better economic news and earnings. Certainly, it will not be a smooth trend line, but we do expect the trend to keep heading in the right direction. Should the market experience weakness in October, we will use it to add to positions.

We do think a good part, but not all, of the revaluation trade is over. The next leg of the market is the economic growth leg. To take advantage of the revaluation trade, we increased the number of holdings in the portfolio and focused on stocks having lower capitalization, cheaper valuation and some controversy surrounding them.  We continue to believe those characteristics will work, but we will likely start to decrease the number of holdings in the portfolio. Furthermore, the market’s extreme volatility has subsided, and we are noticing that company specific risk is again being rewarded. This also supports our view that now is the right time to start concentrating the portfolio more than in the recent past.

We expect the global economic rebound will increase demand for commodities and improve business capital expenditures. Therefore, our sector focus will be on adding to Technology, Producer Durables, Energy, Basic Materials and Autos and Transports. As we did with our portfolio transition for the revaluation trade, we will move the portfolio in an incremental, risk-controlled fashion as we implement our strategy.

We appreciate your continued confidence in the Veracity Small Cap Value Fund.

Best regards,

Daniel G. Bandi	Matthew G. Bevin
Chief Investment Officer	President – Veracity Funds
Vice President – Veracity Funds

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Performance data current to the most recent month-end, are available by calling 1-866-896-9292.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-866-896-9292 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Veracity Small Cap Value Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

Veracity Small Cap Value Fund
Sector Diversification (% of Net Assets)
As of August 31, 2009 (Unaudited)

Top Ten Equity Holdings
As of August 31, 2009 (Unaudited)

Company	Primary Business	Sector Classification	% of Net Assets
Fairchild Semiconductor International, Inc.	Semiconductors & Semiconductor Equipment	Information Technology	1.6%
Hanover Insurance Group, Inc. (The)	Insurance	Financials	1.2%
Stage Stores, Inc.	Specialty Retail	Consumer Discretionary	1.1%
Solutia, Inc.	Chemicals	Materials	1.1%
Jones Apparel Group, Inc.	Textiles, Apparel & Luxury Goods	Consumer Discretionary	1.1%
Veeco Instruments, Inc.	Semiconductors & Semiconductor Equipment	Information Technology	1.1%
Rockwood Holdings, Inc.	Chemicals	Materials	1.1%
World Acceptance Corp.	Consumer Finance	Financials	1.1%
Ruddick Corp.	Food & Staples Retailing	Consumer Staples	1.1%
FirstMerit Corp.	Commercial Banks	Financials	1.0%

Veracity Small Cap Value Fund
Schedule of Investments
August 31, 2009 (Unaudited)

COMMON STOCKS - 96.9%	Shares	Value
Consumer Discretionary - 11.2%
Ameristar Casinos, Inc.	29,900	$496,639
Beazer Homes USA, Inc. (a)	10,722	46,212
Brown Shoe Co., Inc.	85,206	639,045
Callaway Golf Co.	83,365	589,391
CEC Entertainment, Inc. (a)	33,344	891,952
Cinemark Holdings, Inc.	50,692	508,948
Cooper Tire & Rubber Co.	36,143	516,122
Cracker Barrel Old Country Store, Inc.	26,986	766,672
Entercom Communications Corp.	83,294	407,308
Ethan Allen Interiors, Inc.	34,840	541,414
Foot Locker, Inc.	49,052	522,894
Genesco, Inc. (a)	24,690	540,711
Jones Apparel Group, Inc.	85,123	1,327,068
Media General, Inc. - Class A	31,409	255,669
Phillips-Van Heusen Corp.	28,172	1,064,338
RC2 Corp. (a)	47,902	752,061
Ryland Group, Inc. (The)	41,932	961,081
Stage Stores, Inc.	101,869	1,359,951
Standard Pacific Corp. (a)	89,466	324,761
Tenneco, Inc. (a)	54,135	849,920
		13,362,157
Consumer Staples - 3.6%
American Italian Pasta Co. - Class A (a)	19,312	584,381
Andersons, Inc. (The)	17,197	565,781
Lance, Inc.	28,841	699,394
Ruddick Corp.	47,996	1,274,774
TreeHouse Foods, Inc. (a)	31,179	1,155,182
		4,279,512
Energy - 5.8%
Berry Petroleum Co. - Class A	25,209	568,967
Carrizo Oil & Gas, Inc. (a)	32,685	631,801
Comstock Resources, Inc. (a)	13,594	480,276
Dawson Geophysical Co. (a)	18,996	470,911
Encore Acquisition Co. (a)	20,579	775,623
Helix Energy Solutions Group, Inc. (a)	51,500	602,550
Hornbeck Offshore Services, Inc. (a)	30,667	676,514
Key Energy Services, Inc. (a)	88,538	633,047
T-3 Energy Services, Inc. (a)	43,962	772,852
Whiting Petroleum Corp. (a)	14,823	719,508
Willbros Group, Inc. (a)	41,538	517,148
		6,849,197
Financials - 28.8%
Abington Bancorp, Inc.	25,400	205,232
Ambac Financial Group, Inc.	44,449	78,230
American Campus Communities, Inc. - REIT	41,303	1,074,291
American Equity Investment Life Holding Co.	36,051	290,932
AmTrust Financial Services, Inc.	52,056	657,467

See accompanying notes to financial statements.

Veracity Small Cap Value Fund
Schedule of Investments (Continued)

COMMON STOCKS - 96.9% (Continued)	Shares	Value
Financials - 28.8% (Continued)
Anworth Mortgage Asset Corp. - REIT	124,775	$934,565
Associated Estates Realty Corp. - REIT	35,603	296,929
Assured Guaranty Ltd.	52,450	1,043,755
Cardinal Financial Corp.	63,617	502,574
Cogdell Spencer, Inc. - REIT	92,302	417,205
Developers Diversified Realty Corp. - REIT	32,791	257,081
Education Realty Trust, Inc. - REIT	156,700	916,695
First Financial Bancorp	85,983	725,696
First Horizon National Corp. (a)	42,959	574,791
FirstMerit Corp.	68,220	1,225,909
FPIC Insurance Group, Inc. (a)	20,414	651,411
Fulton Financial Corp.	52,905	388,323
Hancock Holding Co.	22,063	845,234
Hanover Insurance Group, Inc. (The)	34,098	1,394,267
Highwoods Properties, Inc. - REIT	19,600	575,652
IBERIABANK Corp.	9,010	436,625
Inland Real Estate Corp. - REIT	77,671	650,883
Investment Technology Group, Inc. (a)	33,805	832,955
KBW, Inc. (a)	25,275	723,371
Knight Capital Group, Inc. - Class A (a)	45,800	921,496
MFA Financial, Inc. - REIT	116,241	920,629
National Retail Properties, Inc. - REIT	38,023	780,232
Navigators Group, Inc. (The) (a)	13,963	724,680
PacWest Bancorp	29,006	571,708
Penson Worldwide, Inc. (a)	77,800	788,892
Radian Group, Inc.	84,125	771,426
Realty Income Corp. - REIT	44,439	1,135,416
RLI Corp.	16,145	855,846
Seacoast Banking Corp. of Florida	142,744	403,965
Senior Housing Properties Trust - REIT	33,790	677,827
South Financial Group, Inc. (The)	164,089	288,797
StellarOne Corp.	29,991	419,274
Sterling Bancshares, Inc.	73,437	583,824
Stewart Information Services Corp.	20,276	287,311
Sunstone Hotel Investors, Inc. - REIT	129,099	808,160
Susquehanna Bancshares, Inc.	50,164	292,958
Trustmark Corp.	17,643	335,746
U-Store-It Trust - REIT	113,040	731,369
Washington Federal, Inc.	44,348	658,125
Washington Real Estate Investment Trust - REIT	42,829	1,154,670
Webster Financial Corp.	56,595	739,697
Western Alliance Bancorp (a)	142,553	1,044,913
Whitney Holding Corp.	57,652	519,445
Wintrust Financial Corp.	15,488	428,553
World Acceptance Corp. (a)	49,817	1,296,736
Zions Bancorp.	26,434	467,089
		34,308,857
Health Care - 4.8%
AMERIGROUP Corp. (a)	12,578	297,470

See accompanying notes to financial statements.

Veracity Small Cap Value Fund
Schedule of Investments (Continued)

COMMON STOCKS - 96.9% (Continued)	Shares	Value
Health Care - 4.8% (Continued)
AmSurg Corp. (a)	39,870	$809,361
King Pharmaceuticals, Inc. (a)	69,420	720,580
LifePoint Hospitals, Inc. (a)	41,334	1,038,723
Magellan Health Services, Inc. (a)	14,819	475,542
Sepracor, Inc. (a)	54,663	992,133
STERIS Corp.	32,325	938,071
Sun Healthcare Group, Inc. (a)	50,300	414,472
		5,686,352
Industrials - 10.3%
A.O. Smith Corp.	14,870	565,803
Actuant Corp. - Class A	50,989	720,474
Baldor Electric Co.	27,670	776,697
BE Aerospace, Inc. (a)	57,068	977,575
Consolidated Graphics, Inc. (a)	26,817	554,039
Continental Airlines, Inc. - Class B (a)	53,438	709,123
Dycom Industries, Inc. (a)	85,291	956,965
Genesee & Wyoming, Inc. - Class A (a)	26,855	842,710
Granite Construction, Inc.	11,030	354,063
Great Lakes Dredge & Dock Co.	80,130	524,050
Hexcel Corp. (a)	109,504	1,191,404
Manitowoc Co., Inc. (The)	82,601	548,471
Mueller Water Products, Inc. - Class A	194,411	894,291
Old Dominion Freight Line, Inc. (a)	18,646	667,154
Regal-Beloit Corp.	9,530	433,234
Robbins & Myers, Inc.	27,060	628,333
SkyWest, Inc.	24,927	385,122
Werner Enterprises, Inc.	31,378	548,487
		12,277,995
Information Technology - 16.7%
ADC Telecommunications, Inc. (a)	117,926	1,003,550
Advanced Energy Industries, Inc. (a)	88,226	922,844
Arris Group, Inc. (a)	56,462	748,686
Arrow Electronics, Inc. (a)	11,596	320,513
Atmel Corp. (a)	118,370	488,868
Benchmark Electronics, Inc. (a)	54,573	894,997
CommScope, Inc. (a)	32,870	886,175
Comtech Telecommuncations Corp. (a)	19,830	674,617
Diodes, Inc. (a)	58,774	1,191,349
Electronics for Imaging, Inc. (a)	13,404	142,619
Entegris, Inc. (a)	114,472	457,888
Fairchild Semiconductor International, Inc. (a)	194,400	1,955,664
Harris Stratex Networks, Inc. - Class A (a)	65,399	396,318
Integrated Device Technology, Inc. (a)	157,901	1,078,464
Jabil Circuit, Inc.	106,724	1,168,628
Mentor Graphics Corp. (a)	130,027	1,148,138
MKS Instruments, Inc. (a)	48,962	902,370
NCR Corp. (a)	53,647	715,114
Parametric Technology Corp. (a)	86,669	1,152,698
Plexus Corp. (a)	38,827	977,664

See accompanying notes to financial statements.

Veracity Small Cap Value Fund
Schedule of Investments (Continued)

COMMON STOCKS - 96.9% (Continued)	Shares	Value
Information Technology - 16.7% (Continued)
Progress Software Corp. (a)	17,773	$395,983
Sapient Corp. (a)	40,620	297,745
Tellabs, Inc. (a)	99,302	629,575
Veeco Instruments, Inc. (a)	61,193	1,314,425
		19,864,892
Materials - 9.0%
AK Steel Holding Corp.	30,520	620,166
Albemarle Corp.	30,821	993,361
Commercial Metals Co.	32,292	546,704
Innophos Holdings, Inc.	53,870	1,028,378
Intrepid Potash, Inc. (a)	40,759	957,429
Myers Industries, Inc.	66,068	677,197
OMNOVA Solutions, Inc. (a)	106,890	504,521
Quaker Chemical Corp.	30,549	632,975
Rockwood Holdings, Inc. (a)	64,188	1,307,510
Schnitzer Steel Industries, Inc. - Class A	11,150	602,211
Silgan Holdings, Inc.	11,732	570,410
Solutia, Inc. (a)	109,471	1,338,830
Spartech Corp.	45,925	529,975
Wausau Paper Corp.	40,870	394,804
		10,704,471
Telecommunication Services - 0.9%
Cincinnati Bell, Inc. (a)	196,282	653,619
Syniverse Holdings, Inc. (a)	23,066	412,189
		1,065,808
Utilities - 5.8%
ALLETE, Inc.	16,833	569,124
Cleco Corp.	44,472	1,086,006
IDACORP, Inc.	36,996	1,053,646
New Jersey Resources Corp.	23,557	865,720
Northwest Natural Gas Co.	25,306	1,065,382
PNM Resources, Inc.	56,477	659,652
Portland General Electric Co.	28,777	561,727
Vectren Corp.	47,394	1,097,171
		6,958,428

Total Common Stocks (Cost $114,748,860)		$115,357,669

See accompanying notes to financial statements.

Veracity Small Cap Value Fund
Schedule of Investments (Continued)

MONEY MARKET FUNDS - 3.1%	Shares	Value
First American Treasury Obligations Fund - Class Y, 0.00% (b) (Cost $3,743,194)	3,743,194	$3,743,194

Total Investments at Value - 100.0% (Cost $118,492,054)		$119,100,863

Liabilities in Excess of Other Assets - (0.0%)		(46,922)

Net Assets - 100.0%		$119,053,941

REIT	- Real Estate Investment Trust.

(a)	Non-income producing security.
(b)	Variable rate security. The rate shown is the 7-day effective yield as of August 31, 2009.

See accompanying notes to financial statements.

Veracity Small Cap Value Fund
Statement of Assets and Liabilities
August 31, 2009 (Unaudited)

ASSETS
Investments in securities:
At acquisition cost	$118,492,054
At value (Note 1)	$119,100,863
Receivable for investment securities sold	29,490
Receivable for capital shares sold	291,091
Dividends receivable	91,211
Other assets	22,824
TOTAL ASSETS	119,535,479

LIABILITIES
Payable for investment securities purchased	244,702
Payable for capital shares redeemed	104,489
Payable to Advisor (Note 3)	96,576
Payable to administrator (Note 3)	14,900
Accrued distribution and service plan fees (Note 3)	15,299
Other accrued expenses	5,572
TOTAL LIABILITIES	481,538

NET ASSETS	$119,053,941

Net assets consist of:
Paid-in capital	$158,803,368
Accumulated undistributed net investment income	306,515
Accumulated net realized losses from security transactions	(40,664,751)
Net unrealized appreciation on investments	608,809
NET ASSETS	$119,053,941

PRICING OF CLASS R SHARES
Net assets applicable to Class R shares	$76,005,963
Shares of beneficial interest outstanding (unlimited
number of shares authorized, no par value)	3,929,263
Net asset value and offering price per share (a) (Note 1)	$19.34

PRICING OF CLASS I SHARES
Net assets applicable to Class I shares	$43,047,978
Shares of beneficial interest outstanding (unlimited
number of shares authorized, no par value)	2,219,899
Net asset value and offering price per share (a) (Note 1)	$19.39

(a) Redemption price varies based on length of time held (Note 1).

See accompanying notes to financial statements.

Veracity Small Cap Value Fund
Statement of Operations
For the Six Months Ended August 31, 2009 (Unaudited)

INVESTMENT INCOME
Dividends	$1,020,444

EXPENSES
Investment advisory fees (Note 3)	506,143
Distribution and service plan expense - Class R (Note 3)	81,444
Mutual fund services fees (Note 3)	75,856
Registration fees - Common	11,263
Registration fees - Class R	2,721
Registration fees - Class I	1,873
Custodian and bank service fees	15,488
Compliance service fees and expenses (Note 3)	12,546
Professional fees	11,991
Trustees' fees and expenses	10,566
Insurance expense	7,075
Other expenses	15,660
TOTAL EXPENSES	752,626
Fee reductions and expense reimbursements by the Advisor (Note 3):
Common	(34,442)
Class R	(2,382)
Class I	(1,873)
NET EXPENSES	713,929

NET INVESTMENT INCOME	306,515

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from security transactions	(6,420,932)
Net change in unrealized appreciation/depreciation on investments	50,309,300

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	43,888,368

NET INCREASE IN NET ASSETS FROM OPERATIONS	$44,194,883

See accompanying notes to financial statements.

Veracity Small Cap Value Fund
Statements of Changes in Net Assets

	Six Months
	Ended	Year
	August 31,	Ended
	2009	February 28,
	(Unaudited)	2009
FROM OPERATIONS
Net investment income	$306,515	$946,087
Net realized losses from security transactions	(6,420,932)	(25,061,041)
Net change in unrealized appreciation/depreciation
on investments	50,309,300	(30,107,115)
Net increase (decrease) in net assets from operations	44,194,883	(54,222,069)

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class R	-	(492,197)
From net investment income, Class I	-	(453,890)
Return of capital, Class R	-	(13,579)
Return of capital, Class I	-	(12,523)
Decrease in net assets from distributions to shareholders	-	(972,189)

FROM CAPITAL SHARE TRANSACTIONS
CLASS R
Proceeds from shares sold	8,126,760	17,232,862
Reinvestment of distributions to shareholders	-	505,751
Proceeds from redemption fees collected (Note 1)	1,060	1,331
Payments for shares redeemed	(9,049,921)	(25,452,196)
Net decrease in net assets from Class R capital share transactions	(922,101)	(7,712,252)

CLASS I
Proceeds from shares sold	2,354,233	12,477,731
Reinvestment of distributions to shareholders	-	318,040
Payments for shares redeemed	(2,660,974)	(15,988,361)
Net decrease in net assets from Class I capital share transactions	(306,741)	(3,192,590)

TOTAL INCREASE (DECREASE) IN NET ASSETS	42,966,041	(66,099,100)

NET ASSETS
Beginning of period	76,087,900	142,187,000
End of period	$119,053,941	$76,087,900

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$306,515	$-

SUMMARY OF CAPITAL SHARE ACTIVITY
CLASS R
Shares sold	522,448	973,001
Shares issued in reinvestment of distributions to shareholders	-	31,949
Shares redeemed	(550,918)	(1,431,782)
Net decrease in shares outstanding	(28,470)	(426,832)
Shares outstanding, beginning of period	3,957,733	4,384,565
Shares outstanding, end of period	3,929,263	3,957,733

CLASS I
Shares sold	142,073	711,479
Shares issued in reinvestment of distributions to shareholders	-	20,078
Shares redeemed	(169,515)	(890,624)
Net decrease in shares outstanding	(27,442)	(159,067)
Shares outstanding, beginning of period	2,247,341	2,406,408
Shares outstanding, end of period	2,219,899	2,247,341

See accompanying notes to financial statements.

Veracity Small Cap Value Fund - Class R
Financial Highlights

Per share data for a share outstanding throughout each period:
	Six Months Ended August 31, 2009 (Unaudited)		Year Ended February 28, 2009		Year Ended February 29, 2008		Ended Year February 28, 2007		Year Ended February 28, 2006		Period Ended February 28, 2005 (a)

Net asset value at beginning of period	$12.26		$20.92		$26.79		$26.01		$22.99		$20.00

Income (loss) from investment operations:
Net investment income (loss)	0.04		0.13		0.03		0.03		(0.02)		(0.04)
Net realized and unrealized gains (losses) on investments	7.04		(8.66)		(4.05)		2.18		3.84		3.03
Total from investment operations	7.08		(8.53)		(4.02)		2.21		3.82		2.99

Less distributions:
From net investment income	-		(0.13)		(0.03)		(0.03)		-		-
From net realized gains on investments	-		-		(1.81)		(1.40)		(0.80)		-
Return of capital	-		(0.00)	(b)	(0.01)		-		-		-
Total distributions	-		(0.13)		(1.85)		(1.43)		(0.80)		-

Proceeds from redemption fees collected (Note 1)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00		(b)

Net asset value at end of period	$19.34		$12.26		$20.92		$26.79		$26.01		$22.99

Total return (c)	57.75%	(d)	(40.91% )		(15.81% )		8.46%		16.98%		14.95%		(d)

Net assets at end of period (000's)	$76,006		$48,510		$91,731		$116,883		$44,708		$15,887

Ratio of net expenses to average net assets (e)	1.50%	(f)	1.50%		1.50%	(g)	1.50%		1.49%		1.49%		(f)

Ratio of net investment income (loss) to average net assets	0.51%	(f)	0.70%		0.06%	(g)	0.08%		(0.13% )		(0.33%	)	(f)

Portfolio turnover rate	35%	(d)	86%		92%		106%		140%		187%		(f)

(a)	Represents the period from the commencement of operations (March 30, 2004) through February 28, 2005.

(b)	Amount rounds to less than $0.01 per share.

(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)
Absent fee reductions and expense reimbursements by the Advisor, the ratio of expenses to average net assets would have been 1.57%(f), 1.56%, 1.56%, 1.82% and 2.08%(f) for the periods ended August 31, 2009 and February 28, 2009, 2007, 2006 and 2005, respectively.

(f)	Annualized.

(g)
Absent the recoupment of previous fee reductions and expense reimbursements by the Advisor, the ratio of expenses to average net assets would have been 1.49% and the ratio of net investment income to average net assets would have been 0.07% for the year ended February 29, 2008.

See accompanying notes to financial statements.

Veracity Small Cap Value Fund - Class I
Financial Highlights

Per share data for a share outstanding throughout each period
	Six Months Ended August 31, 2009 (Unaudited)		Year Ended February 28, 2009	Year Ended February 29, 2008		Year Ended February 28, 2007	Period Ended February 28, 2006 (a)

Net asset value at beginning of period	$12.27		$20.97	$26.85		$26.04	$23.42

Income (loss) from investment operations:
Net investment income	0.06		0.18	0.07		0.08	0.02
Net realized and unrealized gains (losses) on investments	7.06		(8.69)	(4.03)		2.20	3.42
Total from investment operations	7.12		(8.51)	(3.96)		2.28	3.44

Less distributions:
From net investment income	-		(0.18)	(0.07)		(0.07)	(0.02)
From net realized gains on investments	-		-	(1.81)		(1.40)	(0.80)
Return of capital	-		(0.01)	(0.04)		-	-
Total distributions	-		(0.19)	(1.92)		(1.47)	(0.82)

Proceeds from redemption fees collected (Note 1)	-		-	0.00	(b)	-	-

Net asset value at end of period	$19.39		$12.27	$20.97		$26.85	$26.04

Total return (c)	58.03%	(d)	(40.79% )	(15.57% )		8.72%	15.03%	(d)

Net assets at end of period (000's)	$43,048		$27,578	$50,456		$74,583	$29,328

Ratio of net expenses to average net assets (e)	1.25%	(f)	1.24%	1.25%	(g)	1.25%	1.25%	(f)

Ratio of net investment income to average net assets	0.76%	(f)	0.95%	0.31%	(g)	0.33%	0.12%	(f)

Portfolio turnover rate	35%	(d)	86%	92%		106%	140%

(a)	Represents the period from the commencement of operations (July 7, 2005) through February 28, 2006.

(b)	Amount rounds to less than $0.01 per share.

(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)
Absent fee reductions and expense reimbursements by the Advisor, the ratio of expenses to average net assets would have been 1.32%(f), 1.30%, 1.31% and 1.58%(f) for the periods ended August 31, 2009 and February 28, 2009, 2007 and 2006, respectively.

(f)	Annualized.

(g)
Absent the recoupment of previous fee reductions and expense reimbursements by the Advisor, the ratio of expenses to average net assets would have been 1.24% and the ratio of net investment income to average net assets would have been 0.32% for the year ended February 29, 2008.

See accompanying notes to financial statements.

Veracity Small Cap Value Fund
Notes to Financial Statements
August 31, 2009 (Unaudited)

1.	Organization and Significant Accounting Policies
The Veracity Small Cap Value Fund (the “Fund”) is a diversified series of Veracity Funds (the “Trust”), an open-end management investment company established under the laws of Delaware by the filing of a Certificate of Trust dated December 29, 2003.  The public offering of Class R shares and Class I shares commenced on March 30, 2004 and July 7, 2005, respectively.

The investment objective of the Fund is long-term capital growth.

The Fund’s two classes of shares, Class R and Class I, represent interests in the same portfolio of investments and have the same rights, but differ primarily in the expenses to which they are subject and required investment minimums. Class R shares are subject to a distribution (12b-1) fee at the annual rate of 0.25% of the Fund’s average daily net assets allocable to Class R shares and require a $25,000 initial investment, whereas Class I shares are not subject to distribution fees and require a $250,000 initial investment.

Securities valuation – Securities that are traded on any stock exchange are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. When market quotations are not readily available, when Integrity Asset Management, LLC (the “Advisor”) determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

The Financial Accounting Standards Board’s (“FASB”) Statement on Financial Accounting Standards (“SFAS”) No. 157 “Fair Value Measurements” establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs
•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In April 2009, FASB issued Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4” or the “Position”).  FSP 157-4 provides additional guidance for estimating fair value when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability.  The Position also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods.  FSP 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009.

Veracity Small Cap Value Fund
Notes to Financial Statements (Continued)

As of August 31, 2009, all of the securities held by the Fund were valued using Level 1 inputs. See the Fund’s Schedule of Investments for a listing of the securities valued using Level 1 inputs by security type and sector type as required by FSP 157-4.

Share valuation – The net asset value per share of each class of shares of the Fund is calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each day that the Exchange is open for business.  The net asset value per share of each class of shares of the Fund is calculated by dividing the total value of the Fund’s assets attributable to that class, minus liabilities attributable to that class, by the number of shares of that class outstanding.  The offering price and redemption price per share is equal to the net asset value per share, except that shares of each class are subject to a redemption fee of 2% if redeemed within 30 days of purchase.  During the periods ended August 31, 2009 and February 28, 2009, proceeds from redemption fees totaled $1,060 and $1,331, respectively, for Class R shares and $0 and $0, respectively, for Class I shares.

Security transactions and investment income – Security transactions are accounted for on trade date.  Cost of securities sold is determined on a specific identification basis.  Dividend income is recorded on the ex-dividend date.  Interest income is accrued as earned.

Distributions to shareholders – Dividends arising from net investment income and net capital gains, if any, are declared and paid annually in December.  The amount of distributions from net investment income and net realized gains are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the periods ended August 31, 2009 and February 28, 2009 was as follows:

		Ordinary		Return of		Total
	Periods Ended	Income		Capital		Distributions
Class R	August 31, 2009	$	---	$	---	$	---
	February 28, 2009		$492,197		$13,579		$505,776

Class I	August 31, 2009	$	---	$	---	$	---
	February 28, 2009		$453,890		$12,523		$466,413

Allocation between classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.  Class specific expenses are charged directly to the class incurring the expense.  Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Repurchase agreements – The Fund may enter into repurchase agreements (agreements to purchase securities subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks.  Repurchase agreements may be deemed to be loans by the Fund.  The Fund’s policy is to take possession of U.S. Government obligations as collateral under a repurchase agreement and, on a daily basis, mark-to-market such obligations to

Veracity Small Cap Value Fund
Notes to Financial Statements (Continued)

ensure that their value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the repurchase agreement.  If the seller defaults and the fair value of the collateral declines, then realization of the collateral by the Fund may be delayed or limited.

Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

Federal income tax – It is the Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed.  Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of August 31, 2009:

Cost of portfolio investments	$121,163,439
Gross unrealized appreciation	$17,878,458
Gross unrealized depreciation	(19,941,034)
Net unrealized depreciation	$(2,062,576)
Accumulated ordinary income	306,515
Capital loss carryforward	(19,242,509)
Post-October losses	(11,537,784)
Other losses	(7,213,073)
Accumulated deficit	$(39,749,427)

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Fund is due to timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States of America.  These “book/tax” differences are either temporary or permanent in nature and are due to the tax deferral of losses on wash sales.

As of February 28, 2009, the Fund had a capital loss carryforward of $19,242,509, which expires February 28, 2017.  In addition, the Fund had net realized capital losses of $11,537,784 during the period November 1, 2008 through February 28, 2009, which are treated for federal income tax purposes as arising during the Fund’s tax year ending February 28, 2010. The capital loss

Veracity Small Cap Value Fund
Notes to Financial Statements (Continued)

carryforward and “post-October” losses may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

As of and during the six months ended August 31, 2009, the Fund did not have any liability for unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the period, the Fund did not incur any interest or penalties.  The statute of limitations on the Fund’s tax returns remains open for the years ended February 28, 2007 through February 28, 2009.

Contingencies and commitments – The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

2.	Investment Transactions

During the six months ended August 31, 2009, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $34,333,009 and $37,666,226, respectively.

3.	Transactions with Affiliates
Certain Trustees and officers of the Trust are affiliated with the Advisor, or with Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC (“UFD”), the Fund’s principal underwriter.

INVESTMENT ADVISORY AGREEMENT
Under the terms of the Investment Advisory Agreement between the Trust and the Advisor, the Advisor serves as the investment advisor to the Fund.  For its services, the Fund pays the Advisor an investment advisory fee at the annual rate of 1.00% of the Fund’s average daily net assets.  The Advisor has agreed to reduce its advisory fees and/or reimburse expenses of the Fund to the extent necessary to maintain the Fund’s total annual expense ratio at no greater than 1.50% for Class R shares and 1.25% for Class I shares.  This contractual obligation expires on June 30, 2010.  For the six months ended August 31, 2009, the Advisor reduced its advisory fees by $34,442 and reimbursed $2,382 of Class R expenses and $1,873 of Class I expenses.  As of August 31, 2009, the amount of advisory fees payable to the Advisor is $96,576.

The Advisor may recover advisory fee reductions and/or expense reimbursements on behalf of the Fund, but only for a period of three years after the fee reduction and/or expense reimbursement, and only if such recovery will not cause the Fund’s expense ratio with respect to Class R and Class I shares to exceed 1.50% and 1.25%, respectively.  As of August 31, 2009, the amount available for recovery by the Advisor is $126,423 and the Advisor may recover a portion of such amounts no later than the dates as stated below:

February 28, 2010	February 28, 2012	August 31, 2012
$ 20,573	$ 67,153	$ 38,697

Veracity Small Cap Value Fund
Notes to Financial Statements (Continued)

Trustees who are not affiliated with the Advisor receive compensation from the Fund.  Trustees who are affiliated with the Advisor receive no compensation from the Fund.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement, Ultimus provides administrative, fund accounting and pricing, and transfer agent and shareholder services to the Fund.  For these services, Ultimus receives a monthly fee from the Fund at an annual rate of 0.15% of the Fund’s average daily net assets, subject to a minimum monthly fee of $6,500.  In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund’s portfolio securities.

SERVICE PLAN AND AGREEMENT
The Trust has adopted a Service Plan and Agreement for Class R shares, pursuant to which the Fund pays the Advisor a monthly fee for distribution and/or shareholder servicing expenses not to exceed 0.25% per annum of the Fund’s average daily net assets allocable to Class R shares.  The Advisor, in turn, may pay such fees to third parties for eligible services provided by those parties to Class R shareholders.

DISTRIBUTION AGREEMENT
Under the terms of a Distribution Agreement, UFD provides distribution services and serves as principal underwriter to the Fund.  For the six months ended August 31, 2009, UFD received $3,000 for its services under the Distribution Agreement.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement, Drake Compliance, LLC (“Drake”) provides ongoing regulatory compliance consulting, monitoring and reporting services for the Trust.  In addition, a principal of Drake serves as the Trust’s Chief Compliance Officer as required by Rule 38a-1 under the Investment Company Act of 1940.  For these services, Drake receives $2,000 per month from the Fund.  In addition, the Fund reimburses certain out-of-pocket expenses incurred by Drake including, but not limited to, postage and supplies and travel expenses.

PRINCIPAL HOLDERS OF FUND SHARES
As of August 31, 2009, AST Capital Trust Company, P.O. Box 52129, Phoenix, AZ 85072, owned of record 35% of the Fund’s outstanding Class R shares.

4.	Recent Accounting Pronouncement
In June 2009, the FASB issued SFAS No. 168, “The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No. 162” (“SFAS 168”).  SFAS 168 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards CodificationTM” (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with United States Generally Accepted Accounting Principles.  All guidance contained in the Codification carries an equal level of authority.  On the effective date of SFAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards.  All other non-grandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative.  SFAS 168 is effective for financial statements issued for interim and annual periods

Veracity Small Cap Value Fund
Notes to Financial Statements (Continued)

ending after September 15, 2009.  Management has evaluated this new statement, and has determined that it will not have a significant impact on the determination or reporting of the Fund’s financial statements.

5.	Subsequent Events
In May 2009, the FASB issued SFAS No. 165, “Subsequent Events” (“SFAS 165”).  The Fund has adopted SFAS 165, which requires the Fund to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  In addition, SFAS 165 requires the Fund to disclose the date through which subsequent events have been evaluated.  Management has evaluated subsequent events through the issuance of its financial statements on October 27, 2009 and has noted no such events.

Veracity Small Cap Value Fund
About Your Fund’s Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment.  All mutual funds have operating expenses.  As a shareholder of the Fund, you may incur two types of costs:  (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses.  The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets.  This figure is known as the expense ratio.  The expenses in the tables are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (March 1, 2009) and held until the end of the period (August 31, 2009).

The tables that follow illustrate the Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period.  The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund.  You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s costs with those of other mutual funds.  It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged.  In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment.  The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return.  You can assess the Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.  The Fund does not impose any sales loads.  However, a redemption fee of 2% is applied on the sale of shares (sold within 30 days of the date of their purchase) and does not apply to the redemption of shares acquired through reinvestment of dividends and other distributions.  The calculations assume no shares were bought or sold during the period.  Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Veracity Small Cap Value Fund
About Your Fund’s Expenses (Unaudited) (Continued)

More information about the Fund’s expenses, including annualized expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

Class R
	Beginning Account Value March 1, 2009	Ending Account Value Aug. 31, 2009	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$ 1,577.50	$9.75
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,017.64	$7.63
* Expenses are equal to Class R’s annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class I
	Beginning Account Value March 1, 2009	Ending Account Value Aug. 31, 2009	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$ 1,580.30	$8.13
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,018.90	$6.36
* Expenses are equal to Class I’s annualized expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Other Information (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) as of the end of the first and third quarters of each fiscal year on Form N-Q.  The filings are available free of charge, upon request, by calling 1-866-896-9292.  Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-(800) SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-896-9292, or on the SEC’s website at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-896-9292, or on the SEC’s website at http://www.sec.gov.

Veracity Small Cap Value Fund
Approval of Investment Advisory Agreement (Unaudited)

The Board of Trustees, including the Independent Trustees voting separately, have reviewed and approved the continuance of the Fund’s Investment Advisory Agreement with the Advisor.  Approval took place at a meeting held on March 10, 2009, at which all of the Independent Trustees were present in person.

The Independent Trustees were advised of their fiduciary obligations in determining whether to approve the continuance of the Investment Advisory Agreement, and the Independent Trustees requested such information from the Advisor as they deemed reasonably necessary to evaluate the terms of the Investment Advisory Agreement and whether the Agreement continues to be in the best interests of the Fund and its shareholders.  The Trustees reviewed:  (i) the nature, extent and quality of the services provided by the Advisor; (ii) the investment performance of the Fund; (iii) the costs of the services provided and the profits realized by the Advisor from its relationship with the Fund; (iv) the financial condition of the Advisor; (v) the extent to which economies of scale would be realized as the Fund grows; and (vi) whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders.  The Trustees reviewed the background, qualifications, education and experience of the Advisor’s investment and operational personnel.  The Trustees also discussed and considered the quality of administrative and other services provided to the Fund, the Advisor’s compliance program, and the Advisor’s role in coordinating such services and programs.  Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in a private session at which no representatives of the Advisor were present.

The Trustees considered the responsibilities of the Advisor under the Investment Advisory Agreement, noting that the Advisor is responsible for providing the Fund with investment research and advice, and determining the securities to be purchased and sold in accordance with the investment objective and policies of the Fund.

In their review of the quality of services provided by the Advisor, the Trustees reviewed biographical information on the Advisor’s key personnel, in particular the investment management and compliance team.  The Trustees considered the roles of each person as well as their relevant experience in the financial services industry.

As part of their review on the financial condition of the Advisor, the Trustees reviewed the Advisor’s balance sheet as of December 31, 2008 and considered the financial condition of the Advisor.  The Trustees further considered the Advisor’s recent decline in assets under management, from a high of approximately $2.6 billion to the current $1.3 billion.  The Trustees took into account the representation from the Advisor that, despite the decline in assets under management, the Advisor remains financially sound.  The Independent Trustees concluded that the Advisor is financially capable of satisfying its obligations under the Investment Advisory Agreement.

Veracity Small Cap Value Fund
Approval of Investment Advisory Agreement (Unaudited)
(Continued)

The Trustees reviewed an analysis showing the advisory fees paid to the Advisor during each of the past four fiscal years and for the eleven month period ended January 31, 2009, both before and after fee reductions.  They noted that, as a result of the Fund’s recent decline in assets, the Advisor is not currently collecting its full advisory fee due to its obligations under the Expense Recapture Agreement.  The Trustees considered the information provided by the Advisor that showed that the Advisor reduced its advisory fees by approximately $56,000 during the eleven month period ended January 31, 2009.  It was also noted by the Trustees that, based upon current net assets, the Advisor can be expected to continue reducing its advisory fees to satisfy its commitments under the Expense Recapture Agreement.

The Trustees reviewed the performance of the Fund over various periods and compared such performance to the returns of relevant securities indices and averages of comparably managed mutual funds.  In their consideration of the Fund’s historical performance, the Trustees noted that the Fund has underperformed its primary benchmark, the Russell 2000 Value Index, for the one year, three years and since inception periods ended December 31, 2008.  The Trustees further noted that the Fund outperformed the average for funds categorized by Morningstar as small-cap value funds for the one year and three year periods ended December 31, 2008.  The Trustees also reviewed performance information on the Advisor’s non-fund clients and found that the Fund’s performance record appeared to be generally consistent with performance delivered by the Advisor for non-fund clients.

The Trustees reviewed the Fund’s brokerage practices and discussed the Advisor’s “soft dollar” relationships.  The Trustees considered the research received by the Advisor and the benefits derived by the Fund as a result of these soft dollar relationships.  They also reviewed the average commission rates paid by the Fund and the percentage of Fund trades being directed for soft dollar credits.

The Trustees reviewed information comparing the rate of the advisory fee paid by the Fund and the Fund’s total expense ratio to average advisory fees and total expense ratios for all equity funds classified by Morningstar as small cap value funds.  The Trustees also reviewed the fees charged by the Advisor to its non-fund clients, finding that the Advisor generally charges an advisory fee to its non-fund clients for small-cap value equity management equal to that of the Fund.  It was noted that the Advisor, on occasion, negotiates lower fees with non-fund clients depending on such factors as the size of the account and the level of administration provided by the Advisor and servicing required by the client.

Veracity Small Cap Value Fund
Approval of Investment Advisory Agreement (Unaudited)
(Continued)

After having received the Advisor’s proposal for continuance of the Investment Advisory Agreement and reviewing the information provided to them, the Independent Trustees concluded that:  (i) based on both the short-term and long-term performance record of the Fund (including periods of outperformance and underperformance) and the other services provided under the Investment Advisory Agreement, such as the selection of broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and overseeing the activities of the Fund’s other service providers, they believe that the Advisor has provided quality services to the Fund compared to similarly managed funds; (ii) although the Fund’s advisory fee is higher than the average of comparably managed funds, they believe that the Advisor is providing above average portfolio management services to the Fund; and (iii) shareholders are being provided a high-quality investment option at a total expense ratio that compares favorably to other comparably managed funds.  The Independent Trustees decided that economies of scale could be realized as the Fund grows in assets and fee levels should reflect these economies of scale.  If the Fund begins to experience significant growth in its assets, it may become necessary for the Advisor to consider adding fee breakpoints to the Investment Advisory Agreement.  The Independent Trustees also considered the “fallout benefits” to the Advisor but, given the amounts involved, viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Fund.  Additionally, it was noted that the Advisor has, for much of the Fund’s existence, including currently, subsidized the Fund with significant fee reductions and expense reimbursements in order to ensure that the Fund’s total operating expense ratio remained competitive.

The Trustees concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interests of the Fund and its shareholders to renew the Investment Advisory Agreement for an additional annual period.  No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreement.

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.  Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 in conjunction with a shareholder meeting to consider the election of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Veracity Funds

By (Signature and Title)*	/s/ Matthew G. Bevin
Matthew G. Bevin, President

Date          November 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Matthew G. Bevin
Matthew G. Bevin, President

Date          November 2, 2009

By (Signature and Title)*	/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date          November 2, 2009

* Print the name and title of each signing officer under his or her signature.